Exhibit 10.12H

EIGHTH
LOAN AND SECURITY AGREEMENT SUPPLEMENT AND AMENDMENT

among

SBA PROPERTIES, LLC,
SBA Sites, LLC,
SBA STRUCTURES, LLC,
SBA INFRASTRUCTURE, LLC,
SBA MONARCH TOWERS III, LLC,
SBA 2012 tc assets pr, llc,
sba 2012 tc assets, llc,
sba towers iv, llc,
sba monarch towers i, llc,
sba towers usvi, inc.,
SBA GC TOWERS, LLC,
SBA TOWERS VII, LLC
SBA TOWERS V, LLC
SBA TOWERS VI, LLC
as Closing Date Borrowers,

and

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,
as Servicer on behalf of Deutsche Bank Trust Company Americas, as Trustee dated as of September 10, 2021

TABLE OF CONTENTS

Page

Article I
DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01	Definitions	2

Article II
Amendment to the Loan Agreement

Section 2.01	Title to the Sites	2

Article III
GENERAL PROVISIONS

Section 3.01	Governing Law	3
Section 3.02	Severability	3
Section 3.03	Counterparts	3

- PAGE i

EIGHTH LOAN AND SECURITY AGREEMENT SUPPLEMENT AND AMENDMENT

EIGHTH LOAN AND SECURITY AGREEMENT SUPPLEMENT AND AMENDMENT (this “Loan Agreement Supplement”), dated as of September 10, 2021, and entered into by and among SBA PROPERTIES, LLC  (“SBA Properties”), SBA SITES, LLC, a Delaware limited liability company (“SBA Sites”), SBA STRUCTURES, LLC, a Delaware limited liability company (“SBA Structures”), SBA INFRASTRUCTURE, LLC, a Delaware limited liability company (“SBA Infrastructure”), SBA MONARCH TOWERS III, LLC, a Delaware limited liability company (“SBA Monarch III”), SBA 2012 TC ASSETS PR, LLC, a Delaware limited liability company (“SBA TC PR”), SBA 2012 TC ASSETS, LLC, a Delaware limited liability company (“SBA TC”), SBA TOWERS IV, LLC, a Delaware limited liability company (“SBA Towers IV”), SBA MONARCH TOWERS I, LLC, a Delaware limited liability company (“SBA Monarch I”), SBA TOWERS USVI, INC., a U.S. Virgin Islands corporation (“SBA USVI”), SBA GC TOWERS, LLC, a Delaware limited liability company (“SBA GC”), SBA TOWERS VII, LLC, a Delaware limited liability company (“SBA Towers VII”), SBA TOWERS V, LLC, a Delaware limited liability company (“SBA Towers V”) and SBA TOWERS VI, LLC, a Delaware limited liability company (“SBA Towers VI” and, collectively with SBA Properties, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I, SBA USVI, SBA GC, SBA Towers VII and SBA Towers V, the “Closing Date Borrowers” and, each individually, a “Closing Date Borrower”), and MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, as servicer (the “Servicer”), on behalf of DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee (the “Trustee”) under that certain Amended and Restated Trust and Servicing Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Trust Agreement”) dated as of October 15, 2014 among SBA  DEPOSITOR LLC (the “Depositor”), the Servicer and the Trustee.

RECITALS

WHEREAS, the Closing Date Borrowers are the Borrowers under a Second Amended and Restated Loan and Security Agreement, dated as of October 15, 2014, as supplemented and amended by the First Loan and Security Agreement Supplement and Amendment, dated as of October 14, 2015, the Second Loan and Security Agreement Supplement, dated as of July 7, 2016, the Third Loan and Security Agreement Supplement and Amendment, dated as of April 17, 2017, the Fourth Loan and Security Agreement Supplement, dated as of March 9, 2018, the Fifth Loan and Security Agreement Supplement, dated as of September 13, 2019, the Sixth Loan and Security Agreement Supplement, dated as of July 14, 2020, and the Seventh Loan and Security Agreement Supplement, dated as of May 14, 2021 (the “Loan Agreement”), among the Closing Date Borrowers and the Servicer on behalf of the Trustee;

WHEREAS, the Closing Date Borrowers and the Lender have agreed to certain amendments to the Loan Agreement in accordance with Section 14.3 thereof;

WHEREAS, the Closing Date Borrowers and the Lender intend these recitals to be a material part of this Loan Agreement Supplement; and

WHEREAS, all things necessary to make this Loan Agreement Supplement the valid and legally binding obligation of the Closing Date Borrowers in accordance with its terms, for the uses and purposes herein set forth, have been done and performed.

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

Article I DEFINITIONS AND INCORPORATION BY REFERENCE
Definitions.

 All defined terms used herein and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.  All words and phrases defined in the Loan Agreement shall have the same meanings in this Loan Agreement Supplement, except as otherwise appears in this Article.  Words importing the masculine gender include the feminine gender.  Words importing persons include firms, associations and corporations.  Words importing the singular number include the plural number and vice versa.

Article II Amendment to the Loan Agreement
Title to the Sites.

 The parties hereto agree that Section 4.5 of the Loan Agreement is hereby amended to add the underlined text (indicated textually in the same manner as the following example:  underlined text) as follows:

“The Borrowers have good and marketable fee simple title (or, in the case of the Ground Lease Sites, leasehold title, or in the case of Easement Sites, an Easement) to the Sites, other than the Managed Sites, free and clear of all Liens except for the Permitted Encumbrances.  The Borrowers own all personal property on the Sites (other than the Managed Sites and personal property which is owned by tenants of such Site, not used or necessary for the operation of the applicable Site or leased by the Borrowers as permitted hereunder), subject only to the Permitted Encumbrances, or which constitutes leased temporary mobile antennas.  The Deeds of Trust have created or will create (i) a valid, perfected first lien on the applicable Sites, subject only to the Permitted Encumbrances, and (ii) perfected first priority security interests in and to, and perfected collateral assignments of, all personalty in connection therewith (including the Rents and the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances.  There are no proceedings in condemnation or eminent domain affecting any of the Sites, and to the actual Knowledge of the Borrowers, none is threatened, that in either case would individually or in the aggregate cause a Material Adverse Effect.  No Person has any option or other right to purchase (other than rights of first refusal) all or any portion of any interest owned by the Borrowers with respect to the Sites.  There are no mechanic’s, materialman’s or other similar liens or claims which have been filed for work, labor or materials affecting the Sites which are or will be liens prior to, or equal or coordinate with, the lien of the applicable Deed of Trust the effect of which is reasonably likely to have a Material Adverse Effect.  The Permitted Encumbrances, in the aggregate, do not materially interfere with the benefits of the security intended to be provided by the Deeds of Trust and this Loan Agreement, materially and adversely affect the value of any of the Mortgaged Sites taken as a whole, impair the use or operations of any of the Mortgaged Sites or impair the Borrowers’ ability to pay the Obligations in a timely manner.”

Article III GENERAL PROVISIONS
Governing Law.

 THIS LOAN AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE CLOSING DATE BORROWERS IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN RELATION TO THE LOAN AGREEMENT, THIS LOAN AGREEMENT SUPPLEMENT OR THE OTHER LOAN DOCUMENTS.

Severability.

 In case any provision in this Loan Agreement Supplement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Counterparts.

 This Loan Agreement Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Loan Agreement Supplement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Loan Agreement Supplement. The parties agree that this Loan Agreement Supplement or any amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Loan Agreement Supplement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law.  Electronic signature shall mean any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the in-tent to sign, authenticate or accept such contract or record and shall be the same as handwritten signatures for the purposes of validity, enforceability and admissibility.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Loan Agreement Supplement or any document to be signed in connection with this Loan Agreement Supplement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Closing Date Borrowers and the Servicer on behalf of the Trustee have caused this Loan Agreement Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

SBA PROPERTIES, LLC, as Closing Date Borrower			SBA SITES, LLC, as Closing Date Borrower

By:	/s/ Thomas P. Hunt		By:	/s/ Thomas P. Hunt
	Name:	Thomas P. Hunt		Name:	Thomas P. Hunt
	Title:	Executive Vice President and General Counsel		Title:	Executive Vice President and General Counsel

SBA STRUCTURES, LLC, as Closing Date Borrower			SBA INFRASTRUCTURE, LLC, as Closing Date Borrower

By:	/s/ Thomas P. Hunt		By:	/s/ Thomas P. Hunt
	Name:	Thomas P. Hunt		Name:	Thomas P. Hunt
	Title:	Executive Vice President and General Counsel		Title:	Executive Vice President and General Counsel

SBA MONARCH TOWERS III, LLC, as Closing Date Borrower			SBA 2012 TC ASSETS PR, LLC, as Closing Date Borrower

By:	/s/ Thomas P. Hunt		By:	/s/ Thomas P. Hunt
	Name:	Thomas P. Hunt		Name:	Thomas P. Hunt
	Title:	Executive Vice President and General Counsel		Title:	Executive Vice President and General Counsel

[Signature Page to Eighth Loan and Security Agreement Supplement and Amendment]

SBA 2012 TC ASSETS, LLC, as Closing Date Borrower			SBA TOWERS IV, LLC, as Closing Date Borrower

By:	/s/ Thomas P. Hunt		By:	/s/ Thomas P. Hunt
	Name:	Thomas P. Hunt		Name:	Thomas P. Hunt
	Title:	Executive Vice President and General Counsel		Title:	Executive Vice President and General Counsel

SBA MONARCH TOWERS I, LLC, as Closing Date Borrower			SBA TOWERS USVI, INC., as Closing Date Borrower

By:	/s/ Thomas P. Hunt		By:	/s/ Thomas P. Hunt
	Name:	Thomas P. Hunt		Name:	Thomas P. Hunt
	Title:	Executive Vice President and General Counsel		Title:	Executive Vice President and General Counsel

[Signature Page to Eighth Loan and Security Agreement Supplement and Amendment]

SBA GC TOWERS I, LLC, as Closing Date Borrower			SBA TOWERS VII, LLC, as Closing Date Borrower

By:	/s/ Thomas P. Hunt		By:	/s/ Thomas P. Hunt
	Name:	Thomas P. Hunt		Name:	Thomas P. Hunt
	Title:	Executive Vice President and General Counsel		Title:	Executive Vice President and General Counsel

SBA TOWERS V, LLC, as Closing Date Borrower			SBA TOWERS VI, LLC, as Closing Date Borrower

By:	/s/ Thomas P. Hunt		By:	/s/ Thomas P. Hunt
	Name:	Thomas P. Hunt		Name:	Thomas P. Hunt
	Title:	Executive Vice President and General Counsel		Title:	Executive Vice President and General Counsel

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, as Servicer

By:	/s/ Andrea Helm
	Name:	Andrea Helm
	Title:	Senior Vice President

[Signature Page to Eighth Loan and Security Agreement Supplement and Amendment]